EXPLANATORY NOTE

Attached for filing are exhibits containing, in interactive data format, risk/return summary information that mirrors the risk/return summary information in the supplement dated September 30, 2016, for Class A, Class C, Institutional Class, Investor Class, Trust Class, and Class R6 of Neuberger Berman International Equity Fund; Class A, Class C, Institutional Class, Trust Class, Class R3, and Class R6 of Neuberger Berman International Select Fund; Class A, Class C, Institutional Class, Class R3, and Class R6 of Neuberger Berman Emerging Markets Equity Fund; Class A, Class C, and Institutional Class of Neuberger Berman Global Equity Fund; Class A, Class C, and Institutional Class of Neuberger Berman Greater China Equity Fund; and Class A, Class C, and Institutional Class of Neuberger Berman Global Real Estate Fund, each a series of Neuberger Berman Equity Funds, which was filed with the Securities and Exchange Commission on September 30, 2016 (Accession No. 0000898432-16-002999).